                                                         Exhibit 32.1





                            NORDSTROM, INC.

                           1617 SIXTH AVENUE

                       SEATTLE, WASHINGTON 98101

                      CERTIFICATION OF PRESIDENT
                 REGARDING PERIODIC REPORT CONTAINING
                         FINANCIAL STATEMENTS


I, Blake W. Nordstrom, the President of Nordstrom, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended October 30, 2004 (the "Report") filed with the Securities and Exchange Commission:


     - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Blake W. Nordstrom
                                          ----------------------
                                          Blake W. Nordstrom

                                          President
                                          December 3, 2004

A signed original of this written statement required by Section 906 has been provided to Nordstrom, Inc. and will be retained by Nordstrom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.